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MONUMENT RESOURCES, INC.
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NONE
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MONUMENT RESOURCES, INC.

May 23, 2008

TO OUR SHAREHOLDERS:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on Friday, June 27, 2008, at 10:00 a.m. Denver Time, at 1625 Broadway, Suite 1600, Denver, Colorado 80202.  The other directors and officers join me in extending this invitation.

The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.  In addition to the formal issues, a brief report of our operations will also be presented.

It is very important that your shares are represented at the meeting.  If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

A form of proxy is enclosed.  To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy, and return it promptly.  No additional postage is required if mailed in the United States.  Submitting your proxy will not affect your right to vote in person if you attend the meeting.

Sincerely,

MONUMENT RESOURCES, INC.

/s/ A.G. Foust

A.G. Foust
President

Monument Resources, Inc.
2050 South Oneida Street, Suite 106
Denver, Colorado 80224
___________________________________________________

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 27, 2008
___________________________________________________

TO OUR SHAREHOLDERS:

The 2008 Annual Meeting (the “Meeting”) of Shareholders of Monument Resources, Inc. will be held at 1625 Broadway, Suite 1600, Denver, Colorado, on Friday, June 27, 2008, at 10:00 a.m., Denver Time, for the following purposes:

1.  To elect three directors for the ensuing year;

2.  To consider and act upon a proposal to amend Article IV of our Articles of Incorporation to increase our authorized common stock to 500,000,000 shares;

3.  To consider and act upon a proposal to adopt our 2008 Stock Option Incentive Plan;

4.  To ratify the appointment of our independent registered public accounting firm, Gordon, Hughes & Banks, LLP for the fiscal year 2008; and

5.  To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record at the close of business on May 16, 2008, are entitled to notice of and to vote at the meeting.

Shareholders are requested to sign and date the enclosed proxy, and return it to our offices.  The proxy requires no postage if mailed in the United States.

By Order of the Board of Directors.

/s/ James Benner

JAMES BENNER
Corporate Secretary
May 23, 2008

TABLE OF CONTENTS

GENERAL INFORMATION	1

VOTING INFORMATION	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

PROPOSAL ONE—ELECTION OF DIRECTORS	6

EXECUTIVE COMPENSATION	8

General	8
Compensation Discussion and Analysis	8
Director Compensation	9
Section 16(a) Beneficial Ownership Reporting Compliance	10
Code of Ethics	10
Recommendation of Our Board of Directors	10

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	11

CONSIDERATION OF DIRECTOR NOMINEES	11

RECENT FINANCING TRANSACTION	12

PROPOSAL TWO—INCREASE AUTHORIZED COMMON STOCK	13

General	13
Required Vote	14
Recommendation of Our Board of Directors	14

PROPOSAL THREE—APPROVAL OF THE 2008 STOCK OPTION INCENTIVE PLAN	15

Reasons for and Explanation of Proposal	15
Summary of the Plan	15
Administration	15
Type of Awards	15
Eligibility	16
Shares of Stock Subject to the Plan	16
Recycling of Shares	16
Federal Tax Consequences	16
Adjustments	16
Change in Control	17
Approval by the Shareholders of this Proposal	17
Recommendation of Our Board of Directors	17

PROPOSAL FOUR—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

Recommendation of Our Board of Directors	19

MANNER AND EXPENSES OF SOLICITATION	20

SHAREHOLDER PROPOSALS	20

OTHER MATTERS	20

ACCOMPANYING DOCUMENTS TO SHAREHOLDERS	21

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB	21

APPENDIX I -- Code of Ethics
APPENDIX II -- Form of Amendment to Articles of Incorporation
APPENDIX III -- 2008 Stock Option Incentive Plan

Monument Resources, Inc.
2050 South Oneida Street, Suite 106
Denver, Colorado 80224

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS, JUNE 27, 2008

GENERAL INFORMATION

Your proxy in the enclosed form is solicited by the Board of Directors of Monument Resources, Inc. for use at the Annual Meeting of Shareholders (“Meeting”) to be held on Friday, June 27, 2008 at 10:00 a.m., Denver Time, at 1625 Broadway, Suite 1600, Denver, Colorado 80202, and at all adjournments thereof.  These proxy materials were first mailed to shareholders on or about May 23, 2008.

Only shareholders of record at the close of business on May 16, 2008 will be entitled to vote at the meeting.  On that date, there were 7,719,000 shares of common stock outstanding and entitled to vote.

All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon.  Any such proxy on which no direction is specified will be voted in favor of the election of the three nominees named herein to the Board of Directors, for the amendment to our Articles of Incorporation increasing the number of shares of our authorized common stock, for the adoption of our 2008 Stock Option Incentive Plan and for ratification of the appointment of Gordon, Hughes & Banks, LLP as our independent registered public accounting firm for fiscal 2008.  In addition, all proxies will be voted in accordance with the judgment of the proxy holders with respect to any other matter which may properly come before the meeting.  Any shareholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing an instrument of revocation with the inspector of election.

Our Annual Report on Form 10-KSB (the “Annual Report”), which includes audited financial statements, is being mailed to shareholders of the Company simultaneously with this Proxy Statement along with our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008.  These reports are not part of our proxy soliciting materials.

VOTING INFORMATION

The no par value common stock of the Company is the only class of capital stock outstanding.  Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the shareholders, which vote may be given in person or by proxy duly authorized in writing.  Cumulative voting is not permitted.  A quorum, being a majority of shares of outstanding common stock, is necessary in order for business to be transacted at the meeting.  Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the meeting for the purposes of determining a quorum.  “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal One.  Directors are elected by a plurality and the nominees who receive the most votes will be elected.  Proposal One is considered a “routine” matter under NASDAQ rules and, accordingly, brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal One if the customers have not furnished voting instructions within a specified period of time prior to the Meeting.  Abstentions and broker non-votes will not affect the outcome of the vote on Proposal One.

    Proposal Two.  To be approved, Proposal Two, the amendment to increase our authorized common stock, must receive the affirmative vote of a majority of our outstanding shares of common stock.   Proposal Two is generally considered a “routine” matter.  Broker non-votes will be counted as present to determine if a quorum exists and will be counted as present and entitled to vote on Proposal Two.
Proposal Three.  To be approved, Proposal Three which is the adoption of our 2008 Stock Option Incentive Plan must receive the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.  Proposal Three is not considered a “routine” matter therefore broker non-votes will be counted as present to determine if a quorum exists but will not be voted on Proposal Three.  Therefore abstentions and a broker non-vote will have effect of a vote against the proposal.

    The mailing address of our principal executive office is 2050 South Oneida Street, Suite 106, Denver, Colorado 80224.  This Proxy Statement and the accompanying proxy card were mailed to our shareholders on or about May 23, 2008.

Our Board of Directors fixed May 16, 2008 as the record date for the determination of shareholders entitled to vote at the meeting.  Persons who were not shareholders on that date will not be allowed to vote at the meeting.

At the close of business on May 16, 2008, there were issued and outstanding 7,719,000 shares of our common stock, our only outstanding class of voting equity securities.  A majority of the shares of common stock outstanding must be represented at the Meeting in person or by proxy to constitute a quorum transaction of the business that is properly brought before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of May 16, 2008 by:

•	each person whom we know beneficially owns more than 5% of our common stock;

•	each director;

•	each of our executive officers; and

•	our directors and executive officers as a group.

	Common Stock Beneficially Owned(1)
Names and Addresses of Beneficial Owner	Number	Percent

Directors and Executive Officers

A.G. Foust, President and a director 2050 South Oneida Street, Suite 106 Denver, Colorado 80224	2,144,412(2)(3)	26.4%

James J. Benner, Vice President of Operations, Corporate Secretary and a director 2050 South Oneida Street, Suite 106 Denver, Colorado 80224	4,000,000(4)	41.2%

John J. Womack, a director 208 East Bannock Dillon, Montana 59725	200,000	--

5% Shareholders

MNB Energy, LLC 1521 Oxbow Drive, Suite 210 Montrose, Colorado 81401	4,000,000(4)	41.2%

Stewart A. Jackson 1183 Ross Road Winter Haven, California 92283	451,950	5.9%

All directors and officers as a group	10,119,000	60.7%

_______________

(1)
The percentages shown are calculated based upon 7,719,000 shares of common stock outstanding on May 16, 2008.  The numbers and percentages shown include the shares of common stock actually owned as of May 16, 2008 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.  In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of May 16, 2008 upon the exercise of warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2)	Includes presently exercisable warrants to purchase 400,000 shares of common stock at $0.40 per share until March 4, 2010.

(3)	Does not include 182,500 shares of common stock held by his wife; Mr. Foust disclaims beneficial ownership of these shares.

(4)
Includes presently exercisable warrants to purchase 2,000,000 shares of common stock at $0.40 per share until March 4, 2010.  The shares and warrants are owned by MNB Energy, LLC (“MNB”).  Mr. Benner holds a 10% membership interest in MNB, is identified in SEC filings as an affiliate thereof and therefore may be deemed to be a beneficial owner of the shares and warrants held by MNB.

Except as set forth above, each person has sole investment and voting power over the shares stated as beneficially owned.  We are unaware of any arrangements, including a pledge of securities, that could result in a change in our control.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than five.  Our Bylaws allow the Board of Directors to set the number of directors subject to our Articles of Incorporation’s parameters.  The board has determined to propose three nominees to our three member Board of Directors.  In the election of directors, each proxy will be voted for each of the nominees listed in the table below unless the proxy withholds authority to vote for one or more of the nominees.  If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

If, prior to the Meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the Meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors.  The board has no reason to believe that any of the nominees will be unable to serve.

The following table provides certain information with respect to our nominees for directors.

NAME OF NOMINEE	AGE	CURRENT POSITION(S) WITH THE COMPANY	DIRECTOR SINCE

A.G. Foust	64	President and a director	1984

James J. Benner	59	Vice President of Operations, Corporate Secretary and a director	2008

John J. Womack	89	A director	1986

The Board of Directors held three formal telephonic board meetings during fiscal 2007 and held weekly informal telephonic conferences.  Both board members were present in all meetings and all conferences.  It acted by unanimous written consent in one instance.  Our directors will hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.  Our officers, who are appointed at the annual meeting of the Board of Directors, hold office until their successors are chosen and qualified, or until their death, resignation or removal.  We presently have no audit, nominating or executive committees.  The Board of Directors as a whole performs these functions because it has only three members.  Since we have no audit committee, we have not designated a financial expert.  Mr. Womack is our only independent director.

The business experience and principal occupations of each of our directors and officers for at least the past five years are as follows:

A.G. Foust has been our President since May 1, 1995, and he has been a director since our inception.  Mr. Foust has over 40 years of experience in the natural resources industry. He served as our President since its inception in 1984 until September 1993.  From June of 1984 to June of 1986, he was employed as a licensed registered representative and Vice President of Corporate Finance of B. J. Leonard & Company, Inc., a brokerage firm located in Denver, Colorado.  From January 1976 to May 1984, he was President and Director of Minerals Engineering Company, a corporation with a class of equity securities then registered under the Securities Exchange Act of 1934.  Minerals Engineering Company, now a wholly owned subsidiary of Hecla Mining Co., is in the mining business.  From April 1972 through January 1976, he served as Assistant Vice President and Loan Officer of the First National Bank of Denver.  His responsibilities as a loan officer included providing financial services for natural resource and mining companies.  From November 1969 to April 1972, he was operations manager at Chorney Oil Company, a privately owned oil and gas exploration and production Company, and was responsible for all drilling completions, production and engineering.  From 1968 through 1969, he served as a consulting engineer associated with Minerals Management, Inc., Casper, Wyoming.  From April 1968 through November 1968, he served as District Engineer of Consolidated Oil and Gas, Inc., operating out of Denver, Colorado.  From June 1964 through April 1968, Mr. Foust was employed as a chemical engineer with Shell Oil Company, designing and supervising production of water and chemical flood installations.  Mr. Foust has a Bachelor of Science degree in Chemical Engineering from Montana State University.

James J. Benner, who was elected to fill a vacancy on our Board of Directors on March 5, 2008, was elected as our Vice President of Operations and Corporate Secretary on March 31, 2008.  From 1983 to 2001, Mr. Benner was an employee and later General Manager and President of North American Resources Company, an oil and gas subsidiary of Montana Power Company.  From 2001 to 2002 he was Vice President of Operations of Pan Canadian Oil Company, a large independent oil and gas producer.  From 2002 to 2003 he was a Vice President of ENCANA Corporation, another large independent oil and gas producer with worldwide operations.  From 2003 until joining us in 2008, he was involved in a number of charitable and personal business activities.  Mr. Benner has a B.S. degree in Petroleum Engineering from Montana College of Mineral Science and Technology which he received in 1971.

John J. Womack has been one of our directors since June 20, 1986.  Mr. Womack retired in early 1982 as Adjutant General and Director of Military Affairs, Department of Defense, State of Montana, a position he had held since 1969.  General Womack holds a BA degree (1947) and a Master of Arts degree (1955) from Western Montana College.  In 1954 he formed Pacific Mining and Exploration Company, which developed the Carter Creek iron property in Madison and Beaverhead Counties, Montana.  In 1962 he formed Southmont Exploration Company to explore Beaverhead County, Montana for tungsten.  In 1980 and 1981, he owned and supervised operations for a heap leach gold venture at the Franklin Mine in Lewis and Clark Counties, Montana.  From 1971 through June 1984, he was a Director of Minerals Engineering Company.  General Womack has been retired since June 1984.

There were no related party transactions since the beginning of our last fiscal year except as described below under “Recent Financing Transaction.”

EXECUTIVE COMPENSATION

General

The following table sets forth information regarding executive compensation for our President during the fiscal years ended September 30, 2007 and 2006.  We had no other executive officers during those years.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation				Awards		Payouts
					Restricted	Options/
Name and Principal				Other Annual	Stock	SARs	LTIP	All Other
Position (1)	Fiscal Year	Salary	Bonus	Compensation	Award(s)	(Number)	Payouts	Compensation	Total

A.G. Foust, President	2007	$60,000	-0-	-0-	-0-	-0-	-0-	-0-	$60,000
(PEO and PFO)	2006	$60,000	-0-	-0-	-0-	-0-	-0-	-0-	$60,000

Compensation Discussion and Analysis

We paid Mr. A.G. Foust, our President (also our Principal Executive Officer and our Principal Financial Officer), a total of $60,000 in salary during fiscal 2006 and 2007.  The two members of our Board of Directors, one of whom is Mr. Foust, determined the amount of his compensation.  Included among the factors considered by them were:

(i)	the Company’s very limited financial resources and modest operating results;

(ii)	the fact that Mr. Foust devotes substantially all of his working time to the affairs of the Company;

(iii)
the fact that Mr. Foust not only performs administrative duties for the Company including working with counsel and auditors to fulfill SEC reporting requirements, he provides professional landman and engineering services which would normally require outside consultants;

(iv)
that even though no benchmarking of comparable compensation levels was performed, the board believed that a person having Mr. Foust’s business administrative, technical and professional experience would command far more than a salary of $60,000 per year; and

(v)	the fact that the Company provides no retirement benefits, health insurance, car allowance, club dues, or other prerequisites to Mr. Foust.

The objective of the Board with respect to Mr. Foust’s compensation is to provide the minimum salary necessary to maintain his services as he seeks to increase shareholder value, including the value of his shares in the Company.

At the present time, we have no retirement, pension or profit sharing programs for the benefit of our employees.  As of the date hereof, our officers and directors do not hold options or rights to acquire our shares under any option plan.  As described under “Recent Financing Transaction” below, two of our officers and directors hold direct and indirect interests in warrants to purchase our common stock.

Further see “Proposal Three” below which describes the 2008 Stock Option Incentive Plan (“Plan”) adopted by our Board of Directors on March 31, 2008 and which is being submitted for shareholder approval at the Meeting.  There are no present commitments or understandings with respect to the issuance of options under the Plan.

No family relationship exists between or among any of the persons named above.  None of our directors are directors of any other company having a class of equity securities registered under the Securities Exchange Act of 1934 (“Exchange Act”) or any company registered as an investment company under the Investment Company Act of 1940.  All persons whose activities are material to our operations have been described herein.

Under the Unit Purchase Agreement discussed in detail below under “Recent Financing Transaction,” A.G. Foust agreed to take all actions necessary and desirable, including voting all shares of our capital stock over which he has ownership or control, whether currently owned or later acquired, to appoint one member designated by MNB to our three person Board of Directors for so long as MNB owns 20% or more of our outstanding common stock.  Mr. Foust must take all actions necessary and desirable, including voting all shares of our capital stock over which he has ownership or control to, whether currently owned or later acquired, to have our Board of Directors increased to five members, and to appoint a second member designed by MNB to the board, for so long as MNB owns 40% or more of our outstanding common stock.

Mr. Benner is presently MNB’s designee on our Board of Directors.

Director Compensation

The members of our Board of Directors received no compensation for this service as our directors during fiscal 2006 or 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and person who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us or advice that no filings were required, during fiscal year 2007, all executive officers, directors and greater than 10% beneficial ownership complied with the Section 16(a) filing requirements.

Code of Ethics

We have adopted a Code of Ethics that applies to, among others, our principal executive, financial, and accounting officers and other persons, if any, performing similar functions.  A copy of our Code of Ethics is attached hereto as Appendix I.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE ABOVE NOMINEES.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of our small size, to date we feel it is not necessary to develop formal processes by which shareholders may communicate directly with directors.  Instead, we believe that our informal process by which any communication sent to the Board of Directors either generally or in care of a corporate officer, has served our shareholders’ needs.  In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required.  Until any other procedures are developed, any communication to the Board of Directors may be mailed to the board, in care of our Corporate Secretary, at 2050 South Oneida Street, Suite 106, Denver, Colorado 80224.  Shareholders should clearly note on the mailing envelope that the letter is a “Shareholder-Board Communication.”  All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors.  Our Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

CONSIDERATION OF DIRECTOR NOMINEES

If a shareholder wishes to recommend a nominee for the Board of Directors, the shareholder should write to our Corporate Secretary of the Company at:

Monument Resources, Inc.
2050 South Oneida Street, Suite 106
Denver, Colorado  80224

With respect to recommendations of director nominee(s), the shareholder must submit the following relevant information in writing to the attention of our Corporate Secretary at our executive offices no later than October 15, 2008:  (1) the name, age, business and residence address of the prospective candidate; (2) a brief biographical description of the prospective candidate, including employment history for the past five years, and a statement of the qualifications of the prospective candidate; (3) the number of shares of our common stock, if any, which are beneficially owned by the prospective candidate; (4) a description of all arrangements or understandings between the shareholder and the prospective candidate pursuant to which the nomination is to be made by the shareholder if the shareholder and the prospective candidate are different individuals; (5) the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement; and (6) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

RECENT FINANCING TRANSACTION

On March 5, 2008, we entered into a Unit Purchase Agreement (“UPA”) and Registration Rights Agreement with MNB Energy, LLC (“MNB”), an unaffiliated party, and with A.G. Foust, our President.

Under the UPA, we sold to MNB 2,000,000 units consisting of 2,000,000 shares of our common stock and warrants to purchase 2,000,000 additional shares of common stock.  We also sold to Mr. Foust 400,000 shares of our common stock and warrants to purchase 400,000 additional shares.  MNB and Mr. Foust paid $0.25 cash per unit or a total of $600,000.

The warrants are exercisable at $0.40 per share at any time during the two year period ending March 4, 2010.  The warrants contain customary provisions for adjustment in the case of mergers, stock splits and other organic corporate changes.

The UPA provides for:  (i) rights of first refusal, first in favor of us and then the other purchaser should a purchaser wish to sell its/his shares of common stock and warrants; (ii) a preferential right for the purchasers to participate in future issuances of equity securities by us; and (iii) the right of MNB to appoint one person to our three person Board of Directors so long as it owns at least 20% of our common stock and to appoint two persons to a five person Board of Directors if MNB owns 40% or more of our common stock.

Under the Registration Rights Agreement, holders of 30% or more of our common stock owned on the date of the UPA, common stock sold under the UPA and shares of common stock underlying the warrants may require us to register such shares under the Securities Act of 1933.  There are no limits on the number of such registration statements provided that not more than one per year may be requested and then only if the aggregate offering price of the common stock is at least $250,000.  The holders of the registerable securities also have certain piggyback rights if we file a registration statement covering the sale of our own securities.

Under the UPA, James J. Benner, was elected to fill a vacancy on our Board of Directors on March 5, 2008.  Mr. Benner is MNB’s designee under the UPA.  Prior to Mr. Benner’s election, neither he nor MNB had any affiliation or relationship with us.  Mr. Benner is one of four members of MNB, a Colorado limited liability company.

PROPOSAL TWO

INCREASE AUTHORIZED COMMON STOCK

General

Our Board of Directors has authorized, approved, and declared advisable an amendment to our Articles of Incorporation (“Articles”) that increases the number of authorized shares of our common stock from 10,000,000 shares to 500,000,000 shares.  The proposed amendment is subject to approval by our shareholders.  The text of the proposed amendment which contains the increase in the authorized common stock is attached hereto as Appendix II.  The preferred stock mentioned in the Amendment has already been authorized by our shareholders.

The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock.  Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of our shareholders, including the election of directors, and except as otherwise required by law or as provided in any resolution adopted by our Board of Directors with respect to any series of preferred stock, the holders of such shares will exclusively possess all voting power.  Holders of common stock do not have the right to cumulative voting for the election of directors.  Subject to the preferential rights of any outstanding series of preferred stock, the holders of common stock will be entitled to such dividends as may be declared from time to time by our Board of Directors from funds legally available therefore and will be entitled to receive pro rata all of our assets available for distribution to such holders upon liquidation.

Our board believes that it is advisable and in our best interests and the best interests of our shareholders to amend the Articles in order to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs.  If the holders of our 2,400,000 warrants were to exercise them, we would have no unissued shares available for future business or financing purposes, including shares needed if stock options are granted under our 2008 Stock Option Incentive Plan.  See Proposal Three.

The additional shares will be available for issuance from time to time by us in the discretion of our board, subject to shareholder approval as may be required under Colorado law or, if then applicable, exchange or Nasdaq regulations.  We intend to continue to evaluate possible acquisitions.  If any such acquisitions were paid for using cash or stock, we could potentially need to issue additional shares of common stock for capital raising purposes or as consideration for such acquisitions.  By increasing the authorized common stock at this time, our board will then be able to respond quickly to potential business opportunities and to pursue important objectives designed to enhance shareholder value.  For example, in some situations prompt action may be required which would not permit seeking shareholder approval to authorize additional shares for a specific transaction on a timely basis.  Additional authorized shares will also provide us with greater flexibility to use our capital stock for various other business purposes including providing equity incentives to employees, officers, and directors and establishing strategic relationships with other companies.  We do not currently have specific arrangements or plans that would involve the issuance of the proposed additional authorized shares other than possibly pursuant to options, if any, granted in the future under our 2008 Stock Option Incentive Plan.  See Proposal Three.

Possible Anti-Takeover Effects

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of our board in proposing the amendment.  For instance, our authorized but unissued common stock could be issued in one or more transactions that would make more difficult or costly, and less likely, our takeover.  Dividends payable in the newly authorized common stock or rights granted to existing shareholders to purchase the newly authorized common stock at a price less than market or fair value could have anti-takeover effects.   Moreover, the additional shares could be used to materially dilute the stock ownership and voting power of persons seeking to obtain control of the Company or other shareholders.  In addition, we could use the additional shares of common stock to resist or frustrate a third party transaction providing an above-market premium that might be favored by a majority of our independent shareholders.

In addition, we have been authorized since our inception in 1988 to issue up to 1,000,000 shares of “blank check” preferred stock with terms, such as super voting powers, as are established by our Board of Directors at the time of issuance.  This class of stock also could be used as an anti-takeover device.

There are no plans, agreements, arrangements, understandings, or present intentions or expectations to use the additional shares of common stock, if authorized, or our existing preferred stock, that may have material anti-takeover consequences.  There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover implications.

Required Vote

The affirmative vote of the holders of at least a majority of the shares of our outstanding common stock will be required to approve this proposal.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 500,000,000 SHARES.

PROPOSAL THREE

APPROVAL OF THE 2008 STOCK OPTION INCENTIVE PLAN

Reasons for and Explanation of Proposal

Our Board of Directors has unanimously approved for submission to a vote of our shareholders a proposal to adopt our 2008 Stock Option Incentive Plan (“Plan”).  The Plan is attached to this proxy statement as Appendix III.

Our board believes that stock based incentives are important factors in attracting, retaining, and rewarding officers, employees, directors, and consultants, and closely aligning their financial interests with those of our shareholders.  The board further believes that the added flexibility made available as a result of the proposed Plan will enhance the ability to attract and retain effective and capable officers, employees, directors, and consultants who will add to our growth and success.  The Plan will, among other things, provide for 1,000,000 shares of common stock reserved for possible issuance under the Plan.

Summary of the Plan

The principal provisions of the Plan are summarized below.  This summary is qualified in its entirety by reference to the actual Plan.

Administration

The Plan vests broad powers in our Board of Directors or a compensation committee of the board.  Currently, our board does not have a compensation committee.  Except when limited by the terms of the Plan, our board has the authority to, among other things:  select the persons to be granted awards; determine the type, size and term of awards; determine the time when awards will be granted and any conditions for receiving awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and amend the Plan at any time.

Type of Awards

Options granted under the Plan may be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (“Code”) or nonqualified stock options.  The Plan provides for grants of stock options with an exercise price of not less than 100% of the fair market value (or less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of our total combined voting power) of a share of common stock on the date of grant.  It is intended that options granted under the Plan will qualify as “performance-based compensation” under Section 162(m) of the Code; therefore, we should be entitled to a tax deduction for amounts paid under the Plan, subject to the other condition of Section 162(m) of the Code.  Options may be exercised by giving written notice us and by tendering payment of the exercise price.  The option exercise price is payable in cash or, with the consent of our board, in the form of shares of common stock or through a net cashless exercise of the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.  In addition, shares already owned by an Optionee may be used to exercise options under the Plan.  All unexercised options terminate ten years after the date of grant, or earlier in the event of termination of employment.  Historically, options have been granted to allow the option to continue to be exercisable for specified periods of time after termination of employment, depending on the nature of the termination of employment.

Eligibility

Our key employees, directors, and consultants are eligible to be granted awards under the Plan.

Shares of Stock Subject to the Plan

As set forth above, the number of shares of our common stock reserved for issuance under the Plan will be 1,000,000 shares.

No participant may receive an award under the Plan in any calendar year with respect to more than 200,000 shares of common stock.

Recycling of Shares

If an option is forfeited or expires prior to being exercised, the shares subject to that option will again become available for issuance under the Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the Plan of stock options would have no federal income tax consequences at the time of grant.  Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income.  Exercise of an incentive stock option has no federal income tax consequences at the time of execution absent a “disqualifying disposition,” or the imposition of the alternative minimum tax.  A “disqualifying disposition” occurs if the participant disposes of stock acquired upon exercise of an incentive stock option within one year after the date it was acquired or within two years after the date of grant of the incentive stock option through exercise of which the participant acquired the stock.

Adjustments

Our board may adjust the awards of any participant or performance measures.  To the extent that such discretion subjects us to the limitation on our tax deduction of a participant’s compensation as set forth in Section 162(m) of the Code, our board believes that it is in our best interest that of our shareholders to preserve our board’s authority to so act and that, in any event, such limitation should not have a material effect on our tax liability earnings.

Change in Control

In the event of a change in our control, the vesting of options granted under the Plan will be fully accelerated and our board may, in its discretion, make adjustments, substitutions and/or settlements of outstanding options.

Approval by the Shareholders of this Proposal

Approval of the Plan will require the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon, assuming a quorum is present.  In the event that the Plan is not approved by our shareholders at the Meeting, the Plan will not go into effect.

At this time, we have not determined whether any options will be granted under the Plan to directors, executive officers, employees, consultants or others.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PLAN.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Gordon, Hughes & Banks, LLP as our independent registered public accounting firm for fiscal 2008.  Representatives of Gordon, Hughes & Banks, LLP will be present at the Meeting to make any statement they so desire and to be available to answer appropriate shareholder questions.

In the event this proposal is defeated, the shareholder vote will not be binding on us but may be considered when we consider selecting other auditors for the next fiscal year.  However, because of the difficulty and expense of making any substitution of auditors after the beginning of the fiscal year, Gordon, Hughes & Banks, LLP’s appointment for the 2008 fiscal year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

In the absence of contrary instructions by a shareholder, the shares represented by the proxy will be voted FOR the ratification of the appointment of Gordon, Hughes & Banks, LLP as our independent registered public accounting firm for fiscal 2008.

•	Audit Fees.

Our principal accountant, Gordon, Hughes & Banks, LLP, billed us aggregate fees in the amount of approximately $23,930 and $19,580 during the fiscal years ended September 30, 2007 and 2006, respectively.  These amounts were billed for professional services that Gordon, Hughes & Banks, LLP provided for the audit of our annual financial statements, review of the financial statements included in our reports on Form 10-QSB and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

•	Audit-Related Fees.

Gordon, Hughes & Banks, LLP billed us aggregate fees in the amount of $-0- during the fiscal years ended September 30, 2007 and 2006 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

•	Tax Fees

Gordon, Hughes & Banks, LLP billed us aggregate fees in the amount of $2,625 and $2,950 during the fiscal years ended September 30, 2007 and 2006, respectively, for tax compliance services.

•	All Other Fees

Gordon, Hughes & Banks, LLP billed us aggregate fees in the amount of $-0- for the fiscal years ended September 30, 2007 and 2006 for other fees.

•	Audit Committee’s Pre-Approval Practice

Inasmuch as we do not have an audit committee, our Board of Directors performs the functions of its audit committee.  Section 10A(i) of the Securities Exchange Act of 1934 prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Board of Directors (in lieu of the audit committee) or unless the services meet certain de minmis standards.  Our Board of Directors approved all fees charged by our principal accountant.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO FOR THIS PROPOSAL AND WILL BE GOVERNED BY THE DECISION OF A MAJORITY OF SHARES VOTING.

MANNER AND EXPENSES OF SOLICITATION

Solicitation of proxies will be by mail.  The total expenses of such solicitation will be borne by us and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.  Solicitation of proxies may be made by telephone or oral communication by our regular employees who will not be directly compensated.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2009 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 2050 South Oneida Street, Suite 106, Denver, Colorado 80224 by October 15, 2008.  The proposal should be sent to the attention of our Corporate Secretary.

The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Shareholders.  These procedures require that shareholders must submit nominations or items of business in writing to our Corporate Secretary at our principal executive offices.  We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2009 Annual Meeting no later than 45 days in advance of the 2009 annual meeting if it is being held within 30 days preceding the anniversary date (June 27, 2008) of this year’s meeting.  However, we intend to return to our normal Annual Meeting date of the second Tuesday of March in 2009.  Thus, we need to receive notice of your intention to introduce a nomination or to propose an item of business at our 2009 Annual Meeting no later than 45 days in advance of February 15, 2009, which is a reasonable time before we will begin printing and sending our proxy materials.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.

OTHER MATTERS

We do not know of any matters other than your Proposals set forth above to be brought before the Meeting.  If any other matters not mentioned in this proxy statement are properly brought before the Meeting, the individuals named in the enclosed proxy will use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ACCOMPANYING DOCUMENTS TO SHAREHOLDERS

A copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, along with our Form 10-QSB for the quarter ended March 31, 2008, accompany this Notice of Annual Meeting of Shareholders and Proxy Statement.  No part of these documents is incorporated herein and no part thereof is to be considered proxy soliciting material.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

We will provide at no charge a copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, as filed with the Securities and Exchange Commission, to any beneficial owner of shares as of the record date.  Please address your request to the attention of our Corporate Secretary, Monument Resources, Inc., 2050 South Oneida Street, Suite 106, Denver, Colorado 80224.

By Order of The Board of Directors.

MONUMENT RESOURCES, INC.

/s/ James J. Benner

James J. Benner
Corporate Secretary

Dated:  May 23, 2008

PROXY                                                         PROXY

MONUMENT RESOURCES, INC.
2050 South Oneida Street, Suite 106
Denver, Colorado 80224

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Monument Resources, Inc. acknowledges receipt of the notice of the annual meeting of shareholders, to be held Friday, June 27, 2008, at 10:00 a.m., at 1625 Broadway, Suite 1600, Denver, Colorado 80202 and hereby appoints A.G. Foust and James J. Benner, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at the annual meeting and at all adjournments thereof, hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned’s shares as follows:

1.	Election of Directors:

[   ]  FOR the three nominees listed below (except as indicated)

[   ]  WITHHOLD AUTHORITY to vote for the three nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

A.G. Foust                                           James J. Benner                                                      John J. Womack

2.	Proposal to approve the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 500,000,000.

[   ] FOR                                           [   ] AGAINST                                                     [   ] ABSTAIN

3.	Approval to approve and ratify our 2008 Stock Option Incentive Plan.

[   ] FOR                                            [   ] AGAINST                                                              [   ] ABSTAIN

4.	Ratification of the appointment of Gordon, Hughes & Banks, LLLP as our independent registered public accountants for the fiscal year ending September 30, 2008.

[   ] FOR                                            [   ] AGAINST                                                              [   ] ABSTAIN

5.	Transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, FOR THE APPROVAL AND RATIFICATION OF OUR 2008 STOCK OPTION INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF GORDON, HUGHES & BANKS, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

DATED:___________________ 2008                       ____________________________________
SIGNATURE

____________________________________
SIGNATURE IF HELD JOINTLY

Please sign your name exactly as it appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.  NOTE:  SECURITIES DEALERS PLEASE STATE THE NUMBER OF SHARES VOTED BY THIS PROXY:_____________________________

APPENDIX I

MONUMENT RESOURCES, INC.

Code of Ethics for Officers, Directors and Employees of the Corporation

I.              Covered Persons/Purpose of the Code

This code of ethics (this “Code”) for Monument Resources, Inc. (the “Corporation”) applies to the Corporation’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as the Corporation’s other officers, directors and employees (collectively, the “Covered Persons”) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Corporation;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Person should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.            Covered Persons Should Ethically Handle Actual and Apparent Conflicts of Interest

A “conflict of interest” occurs when a Covered Person’s private interest interferes with the interests of, or his or her service to, the Corporation. For example, a conflict of interest would arise if a Covered Person, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Corporation. The following list provides examples of conflicts of interest under the Code, but Covered Persons should keep in mind that these examples are not exhaustive. The Code’s overarching principle is that the personal interest of a Covered Person should not be placed improperly before the interest of the Corporation.

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Each Covered Person must:

•
Not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Corporation whereby the Covered Person would benefit personally to the detriment of the Corporation;

•	Not cause the Corporation to take action, or fail to take action, for the individual personal benefit of the Covered Person rather than for the benefit of the Corporation; and

•
Not use material non-public knowledge of transactions made or contemplated by the Corporation to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Other situations present potential conflicts of interest and must be discussed with the Corporation’s Chief Executive Officer (the “CEO”) or the Audit Committee (the “Committee”) or the Board of Directors (the “Board”), as appropriate. Examples include:

•	Service as a director on the board of directors of any public or private company;

•
The receipt of any non-nominal gifts, favors, loans or preferential treatment from any person or company with which the Corporation has current or prospective business dealings. For purposes of this Code, “non-nominal” are those gifts with a value in excess of $100;

•
The receipt of any entertainment from any company with which the Corporation has current or prospective business dealings, unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

•	Any ownership interest in, or any consulting or employment relationship with, any of the Corporation’s service providers;

•
A direct or indirect financial interest in commissions, transaction charges or spreads paid by the Corporation for effecting any sale or repurchase of securities, other than an interest arising from the Covered Person’s employment, such as compensation or equity ownership; and

•	Any business transaction between the Corporation and any family members of Covered Persons.

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III.           Disclosure & Compliance

•	Each Covered Person should be familiar with the disclosure requirements generally applicable to the Corporation;

•
Each Covered Person should not knowingly misrepresent, or cause others to misrepresent, facts about the Corporation to others, whether within or outside the Corporation, including to the Corporation’s directors and auditors, and to governmental regulators and self-regulatory organizations;

•
Each Covered Person should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Corporation with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Corporation files with, or submits to, the SEC and in other public communications made by the Corporation; and

•	It is the responsibility of each Covered Person to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.           Reporting and Accountability

Each Covered Person must:

•	Upon adoption of the Code (or thereafter upon becoming a Covered Person, as applicable), affirm in writing to the Board that he or she has received, read and understands the Code;

•	Not retaliate against any employee or Covered Person or their affiliated persons for reports of potential violations that are made in good faith;

•	Notify the CEO of the Corporation or the Committee or the Board promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code; and

•	Report at least annually any change in his or her affiliations from the prior year.

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The CEO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. The Corporation will follow these procedures in investigating and enforcing this Code:

•	The CEO will take any action he considers appropriate to investigate any actual or potential violations reported to him;

•
If, after such investigation, the CEO believes that no violation has occurred, the CEO shall meet with the person reporting the violation for the purposes of informing such person of the reason for not taking action;

•	Any matter that the CEO believes is a violation will be reported to the Committee or the Board;

•
If the Committee or the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Corporation; or dismissal of the Covered Person as an officer or employee of the Corporation; and

•	Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by the rules of the SEC.

The Committee or the Board, in determining whether violations have occurred, and the CEO, in rendering decisions and interpretations and in conducting investigations of potential violations under the Code, may, at their discretion, consult with such other persons as they may determine to be appropriate, including, but not limited to, a senior legal officer of the Corporation, counsel to the Corporation, independent auditors or other consultants.

V.           Waivers

An employee, officer or director may request a waiver of any of the provisions of this Code by submitting a written request for such waiver to the Board setting forth the basis for such request and explaining how the waiver would be consistent with the standards of conduct described herein. The Board shall review such request and make a determination thereon in writing, which shall be binding.

In determining whether to waive any provisions of this Code, the Board shall consider whether the proposed waiver is consistent with honest and ethical conduct. All Covered Persons should note that it is generally not the Corporation’s intention to grant or permit waivers from the requirements of this Code.

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VI.           Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Corporation for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to it thereunder. Insofar as other policies or procedures of the Corporation govern or purport to govern the behavior or activities of Covered Persons, such other policies or procedures are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code.

VII.           Amendments

Any amendments to this Code, excluding any minor technical, administrative or other non-substantive amendments, must be approved or ratified by a majority vote of the Corporation’s Board, including a majority of independent directors.

VIII.        Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board and its counsel, or independent auditors or other consultants referred to in Section IV above.

IX.           No Rights Created

This Code is a statement of certain fundamental principles, policies and procedures that govern the Covered Persons in the conduct of the Corporation’s business. It is not intended to and does not create any rights in any employee, customer/client, visitor, supplier, competitor, stockholder or any other person or entity.

5

Acknowledgment:

I have received and read the Code of Ethics (the “Code”) of Monument Resources, Inc. (the “Corporation”), and I understand its contents. I agree to comply fully with the standards, policies and procedures contained in the Code. I understand that I have an obligation to report to the Corporation’s Chief Executive Officer or the Audit Committee or the Corporation’s Board of Directors any suspected violations of the Code. I acknowledge that the Code is a statement of policies for business conduct and does not constitute an employment contract or an assurance of continued employment.

Printed Name

Signature

Date

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APPENDIX II

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
MONUMENT RESOURCES, INC.

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is Monument Resources, Inc.

SECOND:  The following amendment was adopted by the shareholders of the corporation in the manner prescribed by the Colorado Business Corporation Act on June _____, 2008.

The Articles of Incorporation are hereby amended by striking the existing Article IV and inserting in lieu thereof the following new Article IV.

ARTICLE IV

NUMBER, PREFERENCES, LIMITATIONS

AND RELATIVE RIGHTS OF CAPITAL STOCK

The total number of shares of stock which the Corporation shall have authority to issue is 501,000,000 shares, consisting of 500,000,000 shares of common stock, (the “Common Stock”), and 1,000,000 shares of preferred stock (the “Preferred Stock”).  The preferences, qualifications, limitations, restrictions, and rights of each class of capital stock shall be as follows:

1.           Common Stock.
(a)           Dividends.  The holders of Common Stock shall be entitled to dividends when declared by the Board of Directors of the Corporation out of funds legally available therefore.

1

(b)           Voting.  The holders of Common Stock shall be entitled to one vote for each share of Common Stock held.  The holders of Common Stock shall have the right to elect the directors of the Corporation subject to any rights given to holders of Preferred Stock.  No holder of Common Stock shall be entitled to cumulative voting in the election of directors.

(c)           Dissolution.  In the event of dissolution, liquidation, or winding-up of the Corporation, whether voluntary or involuntary, the holders of Common Stock shall share in the remaining assets and surplus funds of the Corporation, share and share alike, after provision, if any, of rights for holders of Preferred Stock as established by the Board of Directors of the Corporation.

(d)           Preemptive Rights.  No holders of Common Stock shall have any preemptive rights to subscribe for shares, obligations, warrants, or other securities of the Corporation for any class, whether now or hereafter authorized.

2.           Preferred Stock.  The remainder of Article IV regarding 1,000,000 shares of Preferred Stock previously authorized by our shareholders and set forth in such Article IV of our Articles of Incorporation as amended on March 29, 1996 remains effective and unchanged.

THIRD:  The number of shares voted for the amendment was sufficient for approval.

2

DATED:  June _____, 2008

MONUMENT RESOURCES, INC.

By:        ____________________________
A. G. Foust, President

ATTEST:

__________________________________
James J. Benner, Secretary

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APPENDIX III

MONUMENT RESOURCES, INC.
2008 STOCK OPTION INCENTIVE PLAN

Adopted on June ___, 2008

MONUMENT RESOURCES, INC.
2008 STOCK OPTION INCENTIVE PLAN

SECTION 1.     Establishment and Purpose.

The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 11.

SECTION 2.     Administration.

(a)          Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)          Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.

SECTION 3.     Eligibility.

(a)          General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options. Only Employees shall be eligible for the grant of ISOs.

(b)          Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.     Stock Subject To The Plan.

(a)           Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options) shall not exceed 1,000,000 Shares, subject to adjustment pursuant to Section 7. The number of Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)           Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 5.     Terms and Conditions Of Options.

(a)           Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)           Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)           Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors in its sole discretion. The Exercise Price shall be payable in a form described in Section 6.

(d)           Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)           Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

(f)           Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee’s Options shall become exercisable in full if:

(i) The Company is subject to a Change in Control before the Optionee’s Service terminates; and

(ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

(g)          Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(h)          Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (i)           Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (g) above;

(ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, Retirement or Disability, or such later date as the Board of Directors may determine;

(iii) The date of the termination of the Optionee’s Service for Cause, or such later date as the Board of Directors may determine; or

(iv) The date 12 months after the termination of the Optionee’s Service by reason of Retirement or Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(j)           Leaves of Absence. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(k)          Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (g) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

(l)           No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m)         Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(n)          Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.  In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse at least as rapidly as 20% per year over the five year period commencing on the date of the option grant.  Any such repurchase right may be exercised only within 90 days after the termination of the Optionee’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

(o)          Accelerated Vesting. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee’s Shares at the original Exercise Price (if any) upon termination of the Optionee’s Service shall lapse and all of such Shares shall become vested if:

(i) The Company is subject to a Change in Control before the Optionee’s Service terminates; and

(ii) The Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

SECTION 6.     Payment For Shares.

(a)          General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6.

(b)          Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.  In addition, the Board may provide an Optionee with customary “cashless exercise” rights.

SECTION 7.     Adjustment Of Shares.

(a)          General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b)          Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees’ consent, may provide for:

(i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

(iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

(c)          Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 8.     Securities Law Requirements.

(a)           General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b)           Financial Reports. The Company each year shall furnish to Optionees under the Plan its balance sheet and income statement, unless such Optionees are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 9.     No Retention Rights.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10.   Duration and Amendments.

(a)           Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options that have already occurred shall be rescinded, and no additional grants shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)           Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

(c)           Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 11.    Definitions.

(a)           “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)           “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

(c)           “Change in Control” shall mean:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)           “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(f)           “Company” shall mean Monument Resources, Inc., a Colorado corporation.

(g)           “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)           “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)           “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)           “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k)           “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)           “Involuntary Termination” shall mean the termination of the Optionee’s or Purchaser’s Service by reason of:

(i) The involuntary discharge of the Optionee by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

(ii) The voluntary resignation of the Optionee following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

(m)           “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)           “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)           “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p)           “Optionee” shall mean an individual who holds an Option.

(q)           “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)           “Parent” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s)           “Plan” shall mean this Monument Resources, Inc. 2008 Stock Option Incentive Plan.

(t)           “Service” shall mean service as an Employee, Outside Director or Consultant.

(u)           “Share” shall mean one share of Stock, as adjusted in accordance with Section 7 (if applicable).

(v)           “Stock” shall mean the Common Stock of the Company.

(w)           “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(x)           “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 12.   Execution.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

MONUMENT RESOURCES, INC.

By:_________________________________
                      A.G. Foust, President

MONUMENT RESOURCES, INC.
2008 STOCK OPTION INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

You have been granted the following option to purchase Common Stock of Monument Resources, Inc. (the “Company”):

Name of Optionee:	__________________________

Total Number of Shares Granted:	__________________________

Type of Option:	9 Incentive Stock Option
9 Nonstatutory Stock Option

Exercise Price Per Share:	$_________________________

Date of Grant:	__________________________, 2008

Date of Exercisable:
This option may be exercised with respect to the first __% of the Shares subject to this option when the Optionee completes ___ months of continuous Service after the Vesting commencement Date.  This option may be exercised with respect to an additional __% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	__________________________

Expiration Date:	__________________________

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2008 Stock Option Incentive Plan and Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	MONUMENT RESOURCES, INC.

________________________________________________	By: _________________________________________________
A.G. Foust Title: President

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

MONUMENT RESOURCES, INC.
2008 STOCK OPTION INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1.     Grant Of Option.

(a)           Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies) or 100% of Fair Market Value if the grant is of a Nonstatutory Option.  This option is intended to be an ISO or a Nonstatutory Option as provided in the Notice of Stock Option Grant.

(b)           Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2.     Right Of Exercise.

(a)           Exercisability.  Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  This option shall become exercisable in full if the Company is subject to a Change in Control before the Optionee’s Service terminates, and either (A)  this option does not remain outstanding, this option is not assumed by the surviving corporation or its parent or the surviving corporation or its parent does not substitute an option with substantially the same terms for this option, or (B) the Optionee is subject to an Involuntary Termination with 12 months following such Change in Control.

(b)           $100,000 Limitation.   If this option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee’s right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that the Optionee’s right to exercise this option shall no longer be deferred if (i) the Company is subject to a Change in Control before the Optionee’s Service terminates, this option does not remain outstanding, this option is not assumed by the surviving corporation or its parent and the surviving corporation or its parent does not substitute an option with substantially the same terms for this option, or (ii) the Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

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(c)           Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.     No Transfer Or Assignment Of Option.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.     Exercise Procedures.

(a)           Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company.  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The notice shall be signed by the person exercising this option.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)           Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

(c)           Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5.     Payment For Stock.

(a)           Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

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(b)           Surrender of Stock.  All or any part of the Purchase Price may be paid by surrendering Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised.  The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

SECTION 6.     Term And Expiration.

(a)           Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)           Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, Retirement or Disability;

(iii) The date of the termination of the Optionee’s Service for Cause; or

(iv) The date 12 months after the termination of the Optionee’s Service by reason of Retirement or Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service is terminated.

(c)           Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors and administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)           Leaves of Absence.  For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(e)           Notice Concerning ISO Treatment.  If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

SECTION 7.     Legality of Initial Issuance.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)            It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)           Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)           Any other applicable provision of state or federal law has been satisfied.

SECTION 8.     No Registration Rights.

Unless provided in other agreements between the Optionee and the Company, the Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

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SECTION 9.     Restrictions On Transfer.

(a)           Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b)          Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(c)           Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(d)          Legend.  All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise transferred without an effective registration thereof under such Act or an opinion of counsel, satisfactory to the Company and its counsel, that such registration is not required.

(e)           Removal of Legend.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(f)           Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

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SECTION 10.   Adjustment Of Shares.

In the event of any transaction described in Section 7(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 7(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 7(b) of the Plan.

SECTION 11.   Miscellaneous Provisions.

(a)           Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)           No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)           Notice.  Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d)           Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e)           Choice of Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, as such laws are applied to contracts entered into and performed in such State.

SECTION 12.   Definitions.

(a)           “Agreement” shall mean this Stock Option Agreement.

(b)           “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

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(c)           “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee.

(d)           “Change in Control” shall mean:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)           “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(g)           “Company” shall mean Monument Resources, Inc., a Colorado corporation.

(h)           “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(i)           “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(j)           “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(k)           “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(l)           “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this Option, as specified in the Notice of Stock Option Grant.

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(m)         “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(n)           “Involuntary Termination” shall mean the termination of the Optionee’s Service by reason of:

(i) The involuntary discharge of the Optionee by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

(ii) The voluntary resignation of the Optionee following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

(o)           “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(p)          “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q)          “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(r)           “Optionee” shall mean an individual named in the Notice of Stock Option Grant.

(s)           “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(t)           “Parent” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain.

(u)           “Plan” shall mean this Monument Resources, Inc. 2008 Stock Option Incentive Plan, as in effect on the Date of Grant.

(v)           “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(w)          “Securities Act” shall mean the Securities Act of 1933, as amended.

(x)           “Service” shall mean service as an Employee, Outside Director or Consultant.

(y)           “Share” shall mean one share of Stock, as adjusted in accordance with Section 7 of the Plan (if applicable).

(z)           “Stock” shall mean the Common Stock of the Company.

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(aa)         “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other entities in such chain.

(bb)        “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

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